UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): September 9, 2002

                             WILLIAMS CONTROLS, INC.
                            ------------------------
               (Exact name of Company as specified in its charter)

   Delaware                         0-18083                       84-1099587
---------------               ---------------------          -------------------
(State or other               (Commission File No.)          (I.R.S. Employer
jurisdiction of                                              Identification No.)
 incorporation)

                   14100 S.W. 72nd Avenue, Portland, OR 97224
                   ------------------------------------------
                    (Address of Principal Executive Offices)

                                 (503) 684-8600
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)


Item 5.       Other Events

On September 9, 2002, members of United Auto Workers local 492 ("UAW"), which represents approximately 109 employees of Williams Controls, Inc. (the "Company"), initiated a strike. The strike affects the Portland, Oregon manufacturing operations of the Company. As of the date of this filing, the Company continues to operate the Portland facility. The Company's Sarasota, Florida operations are not affected. The previous collective bargaining agreement between the Company and UAW expired on August 31, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

                                             WILLIAMS CONTROLS, INC.


Date:  October 3, 2002                       By:  /s/ DENNIS E. BUNDAY
                                                ------------------------
                                                   Dennis E. Bunday
                                                   Chief Financial Officer